Table of Contents

USAA Family of Funds                                   1
Message from the President                             2
Investment Review                                      4
Message from the Manager                               5
Shareholder Voting Results                             7
Financial Information:
     Statement of Assets and Liabilities               8
     Portfolio of Investments in Securities            9
     Notes to Portfolio of Investments in Securities  15
     Statement of Operations                          16
     Statements of Changes in Net Assets              17
     Notes to Financial Statements                    18

Important Information:

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

          USAA Investment Management Company
          Attn: Report Mail
          9800 Fredericksburg Road
          San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Emerging Markets Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (copyright)1995, USAA. All rights reserved.


USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 32 funds by investment objective as of December 31, 1995. For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call
1-800-531-8181 for a prospectus. Read it carefully before you invest.

                                                 Average Annual Total Return*
                                                                                                 Yield
               Investment          Inception                                Since          7-Day     30-Day(1)
               Objective             Date        1 yr    5 yrs    10 yrs   Inception       Simple      SEC

Capital Appreciation
Aggressive Growth                   10/19/81    50.42    20.44    12.02        -              -         -
Emerging Markets(2)                  11/7/94     3.65      -         -      (4.26)            -         -
Gold(2)                              8/15/84     4.04     5.60     5.46        -              -         -
Growth                                4/5/71    32.06    15.56    12.47        -              -         -
Growth & Income                       6/1/93    31.57      -         -      13.74             -         -
International(2)                     7/11/88     8.29    11.98       -       9.51             -         -
World Growth(2)                      10/1/92    12.85      -         -      12.06             -         -

Asset Allocation
Balanced Strategy                     9/1/95      -        -         -       3.24             -         -
Cornerstone Strategy(2)#             8/15/84    18.40    12.37    12.68        -              -         -
Growth and Tax Strategy(3)**#        1/11/89    22.70    10.33       -       9.81             -       3.61
Growth Strategy(2)                    9/1/95      -        -         -       6.50             -         -
Income Strategy                       9/1/95      -        -         -       9.94             -       4.47

Income - Taxable
GNMA                                  2/1/91    16.76      -         -       8.64             -       6.64
Income                                3/4/74    24.47    10.91    10.43        -              -       6.25
Income Stock                          5/4/87    28.62    14.35       -      12.12             -         -
Short-Term Bond                       6/1/93    11.18      -         -       5.33             -       6.43

Income - Tax Exempt
Long-Term(3)**                       3/19/82    18.58     8.44     8.62        -              -       5.40
Intermediate-Term(3)**               3/19/82    15.07     8.22     7.95        -              -       4.93
Short-Term(3)**                      3/19/82     8.11     5.59     5.87        -              -       4.36
California Bond(3)**                  8/1/89    21.85     8.39       -       8.01             -       5.23
Florida Tax-Free Income(3)**         10/1/93    18.90      -         -       3.39             -       5.35
New York Bond(3)**                  10/15/90    18.07     8.60       -       9.25             -       5.31
Texas Tax-Free Income(3)**            8/1/94    22.22      -         -      12.43             -       5.18
Virginia Bond(3)**                  10/15/90    17.08     8.42       -       8.79             -       5.22

Money Market
Money Market(4)                       2/2/81     5.80     4.54     5.97        -            5.48        -
Tax Exempt Money Market(3),(4)**      2/6/84     3.70     3.32     4.36        -            4.33        -
Treasury Money Market Trust(4)        2/1/91     5.59      -         -       4.17           5.26        -
California Money Market(3),(4)**      8/1/89     3.64     3.15       -       3.70           4.14        -
Florida Tax-Free Money
                   Market(3),(4)**   10/1/93     3.57      -         -       2.90           4.28        -
New York Money Market(3),(4)**      10/15/90     3.59     2.98       -       3.04           4.27        -
Texas Tax-Free Money Market(3),(4)**  8/1/94     3.56      -         -       3.36           4.08        -
Virginia Money Market(3),(4)**      10/15/90     3.52     3.13       -       3.21           4.07        -

(1) Calculated as prescribed by the Securities and Exchange Commission.

(2) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

 * Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax
   Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt. California, New York, Virginia, Florida, and Texas funds available to residents only.

# Formerly known as Cornerstone Fund and Balanced Portfolio Fund, respectively.


Message from the President

A few weeks ago I attended a meeting of past presidents of one of San Antonio's distinguished institutions. We discussed a variety of subjects that evening, including the investment performance of the organization's endowment. In such organizations, I usually become chairman of the investment committee, so I reported that through twelve months our fund had a total return of about 24%.(1) One of my fellow past presidents observed about another fund with which he is involved, "Well - we are up over 35%!" He stopped short of asking, "What's your problem?" This was not that uncommon an exchange.

I attempted to expand on the subject a bit. The investment committee which I chair set down a strategy back in 1993. We concurred that the investment goals and the risk tolerance of our board of trustees could be accommodated with a portfolio that was 50% in growth stocks and 50% in long-term fixed-income vehicles. This being a committee and my having but one vote, I am pleased to say that the USAA Income Fund was chosen as the fixed income investment. The 50/50 balance is re-established at the end of each fiscal year so that the risk profile is maintained.

My colleague referred to a very different kind of investment.
His was a family affair, and their investment decision was 100% in an aggressive growth stock fund.(2) So, which did better? There is not a simple answer, so what I'll give is my opinion.

[Photograph of Michael J. C. Roth, CFA, President and Vice Chairman of the Board, appears here]

I think both of us did just fine. No matter what kind of market we have been through, you will always be able to find someone who had a higher and a lower return than you. Is it worthwhile to shift all of your investments to that higher return? I think not. Investment decisions are, by necessity, forward looking. In the case of mutual funds you must rely on two things; the company with which you have chosen to invest and on yourself. The latter means you have invested in a way with which you are comfortable. Then you should bear in mind that in any market someone else is going to have a higher return.

The board of the institution whose investment committee I chair is delighted with their investment performance, both return and volatility. I am sure that my colleague's family is also delighted with theirs. I do not expect that either of us will change our strategy any time soon.

"No matter what kind of market we have been through, you will always be able to find someone who had a higher and a lower return than you."

                    Sincerely,

                    Michael J.C. Roth, CFA
                    President and
                    Vice Chairman of the Board

(1) For the 12 months ending December 31, 1995.
    Average Annual Total Return:  1 Year    5 Years   10 Years
    ---------------------------   ------    -------   --------
        USAA Income Fund          24.47%    10.91%     10.43%

(2) An aggressive growth fund seeks maximum capital gains as its investment objective. Current income is not a significant factor. Some may invest in stocks of businesses that are somewhat out of the mainstream, such as fledgling companies, new industries, companies fallen on hard times, or industries temporarily out of favor. USAA IMCO manages this type of fund.

    Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions.

    The performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    For more complete information about any mutual fund managed by USAA Investment Management Company, including charges and expenses, please call for a prospectus. Please read the prospectus carefully before you invest or send money.

Investment Review

Emerging Markets fund

OBJECTIVE: Provide investors with capital appreciation.

TYPES OF INVESTMENTS: At least 65% of the Fund's assets are invested in common stocks or securities which are convertible into or which carry the right to buy common stocks of emerging market companies.

                                     5/31/95       11/30/95
Net Assets                        $22.9 Million  $23.7 Million
Net Asset Value Per Share             $9.77          $9.06

Average Annual Total Returns as of 11/30/95
May 31, 1995 to November 30, 1995                    -4.95%#
1 Year                                               -2.76%
Since inception on November 7, 1994                  -6.64%

#Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 11/7/94 to 11/30/95, with dividends and capital gains reinvested. The ending value of each item graphed is as follows : USAA Emerging Markets Fund - $9,286, the IFC Global Composite Index - $7,508 and the Lipper Emerging Markets Fund Index - $7,871.]

The graph illustrates a hypothetical $10,000 investment in the USAA Emerging Markets Fund compared to the International Financial Corporation (IFC) Global Composite Index, an unmanaged broad-based index of emerging markets per the World Bank GNP per capita definition, and an unmanaged index of emerging markets funds represented by the Lipper Emerging Markets Fund Index.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

Message from the Manager

[Photograph of W. Travis Selmier, II, Portfolio Manager appears here]

Fund Overview

Emerging markets have continued to experience very turbulent times over the last six months. Fund performance for the last six months and calendar year-to-date was -4.95% and 1.26%, respectively. While your fund has outperformed the Lipper index for emerging markets funds for the period (as evidenced by the graph on page 4), this is a small comfort compared with the stellar performance U.S. stocks have shown over the same period.

Latin American Markets

Economic and political problems in most Latin American markets (excluding Brazil and Peru) have pushed many of these markets lower. Mexico's pain in putting its economic house in order, combined with Argentina's recession and other problems make us somewhat cautious on the region. We have many stocks which we feel hold value and have continued to emphasize these in the portfolio.

Asian Markets

Political turmoil surrounding China, concerns about financing several Southeast Asian countries' ongoing economic growth, and a scandal in Korea have added jitters to already nervous markets. While recognizing these concerns, the potential for strong economic growth and an expected rebound will cause us to maintain a full position in this region.

Other Markets

South Africa, Poland and Turkey were beneficial to us during part of the year. The markets have come off dramatically since lowering our weightings in Turkey and Poland this summer and we have now begun to add again in both countries. We have selectively taken profits in South Africa, but are continuing to look for other stocks there.

         Top 10 Industries
         (% of Net Assets)

Banks                        10.7
Real Estate                   6.8
Telecommunications            4.8
Beverages-alcoholic           4.4
Steel                         4.1
Engineering & Construction    4.0
Electric Power                3.9
Metals-Miscellaneous          3.6
Auto Parts                    3.5
Building Materials Group      3.0

Outlook

After two rough years, emerging markets valuations across the world have come down to levels we consider fair to undervalued. Economic growth in many countries, particularly much of Asia, Brazil, Chile, Poland and others is strong and should continue to be so. A benign interest rate environment, less turbulent currency markets and some recovery in global economic growth should provide the underpinnings for recovery in emerging markets.

Foreign investing is subject to additional risks, which are discussed in the Fund's prospectus. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign markets.

See page 9 for a complete listing of the Portfolio of Investments in Securities.

[A pie chart is shown here depicting the Asset Allocation as of November 30, 1995 of the USAA Emerging Markets Fund to be: South Africa - 4.9%, Singapore - 4.9%, Poland - 4.5%, Hong Kong - 8.6%, Mexico - 5.6%, Thailand
- 4.3%, Indonesia - 4.1%, India - 4.2%, Philippines - 4.6%, Brazil - 7.6%, and Other - 49.0%.]


Shareholder Voting Results

On October 13, 1995, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 17, 1995 were entitled to vote on each proposal. The number of votes shown below are shown in the aggregate for the entire USAA Investment Trust (the Trust).

(1) Proposal to elect a Board of Trustees as follows:
                                                  Votes             Votes
             Trustee                               For            Withheld

     Hansford T. Johnson*                     112,569,933        2,138,930
     Michael J.C. Roth                        111,522,559        3,186,304
     John W. Saunders, Jr.                    112,598,635        2,110,228
     George E. Brown                          111,259,788        3,449,075
     Howard L. Freeman, Jr.                   112,481,010        2,227,853
     Richard A. Zucker                        112,225,587        2,483,276
     Barbara B. Dreeben                       111,409,531        3,299,332

Mr. C. Dale Briscoe did not stand for re-election to the Board. His term of office terminated on December 31, 1995.

* On December 4, 1995, Hansford T. Johnson announced his departure from the Board effective December 31, 1995. The Board elected M. Staser Holcomb to succeed Mr. Johnson.
                                             Number of Shares Voting
                                          For          Against       Abstain
                                          ---          -------       -------
(2) Proposal to ratify or reject the  107,284,373      2,323,184     5,101,298
selection by the Board of Trustees
of KPMG Peat Marwick LLP as auditors
for the Trust for the fiscal year ending
May 31, 1996.


Emerging Markets Fund
Statement of Assets and Liabilities
(In Thousands)

November 30, 1995
(Unaudited)

Assets
     Investments in securities, at market value (identified
             cost of $25,072)                                    $    24,280
     Cash                                                                 39
     Cash denominated in foreign currencies (identified
             cost of $64)                                                 64
     Receivables:
          Capital shares sold                                             55
          Dividends                                                       21
          Foreign currency contracts held, at value                      347
                                                                 -----------
               Total assets                                           24,806
                                                                 -----------
Liabilities
     Securities purchased                                                664
     Foreign currency contracts held, at value                           353
     Capital shares redeemed                                               7
     USAA Investment Management Company                                   18
     USAA Transfer Agency Company                                         10
     Accounts payable and accrued expenses                                28
                                                                 -----------
               Total liabilities                                       1,080
                                                                 -----------
                    Net assets applicable to capital shares
                                             outstanding         $    23,726
                                                                 ===========
Represented by:
     Paid-in capital                                             $    24,301
     Accumulated net investment loss                                     (74)
     Accumulated net realized gain on investments                        291
     Net unrealized depreciation of investments                         (792)
                                                                 -----------
                    Net assets applicable to capital shares
                                   outstanding                   $    23,726
                                                                 ===========
     Capital shares outstanding, unlimited number of shares
             authorized, no par value                                  2,620
                                                                 ===========
     Net asset value, redemption price, and offering price
             per share                                           $      9.06
                                                                 ===========
See accompanying notes to financial statements.

Emerging Markets Fund
Portfolio of Investments in Securities

November 30, 1995
(Unaudited)
                                                                      Market
  Number                                                              Value
of Shares                        Security                             (000)
---------                        --------                             ------

                              Common Stocks (82.6%)
                Argentina (3.1%)
   45,000       Comercial del Plata S.A. *                            $   109
   80,000       Compania Interamericana de Automobiles S.A.               344
    7,710       IRSA Inversiones y Representaciones S.A. GDS              168
    6,000       YPF Sociedad Anonima S.A. ADS "D"                         117
                                                                      -------
                                                                          738
                                                                      -------

                Brazil (0.6%)
   14,000       Rhodia-Ster S.A. GDS                                      138
                                                                      -------

                Chile (3.0%)
   29,000       Banco Osorno y La Union S.A. ADR                          359
    5,400       Madeco S.A. ADS                                           127
   14,000       Maderas y Sinteticos S.A. ADS                             233
                                                                      -------
                                                                          719
                                                                      -------

                Colombia (0.3%)
   12,000       Banco de Colombia GDS                                      62
                                                                      -------

                Costa Rica (3.7%)
4,260,703       Atlas Electrica, S.A. *                                  488(a)
2,581,000       Corporacion BCT, S.A. *                                  381(a)
                                                                      -------
                                                                          869
                                                                      -------

                Hong Kong (8.6%)
  266,500       Amoy Properties Ltd.                                      255
   28,800       China Yuchai International Ltd.                           245
  410,000       Florens Group Ltd.                                        236
   38,000       Hutchison Whampoa Ltd.                                    215
  240,000       New World Infrastructure Ltd. *                           417
  260,000       Peregrine Investments Holdings Ltd.                       338
  180,000       Varitronix International Ltd.                             337
                                                                      -------
                                                                        2,043
                                                                      -------

                Hungary (1.1%)
   30,000       Mol Magyar Olay Es Gazipari GDS*                          251
                                                                      -------

                India (4.2%)
    7,000       Hindalco Industries Ltd. GDR                              194
   10,000       Indian Rayon & Industries Ltd. GDR                        115
   15,000       Larsen & Toubro Ltd. GDR                                  235
      850       Tata Electric Companies GDR *                             263
   50,000       The Arvind Mills Ltd. GDS                                 188
                                                                      -------
                                                                          995
                                                                      -------

                Indonesia (4.1%)
  200,000       PT Asahimas Flat Glass Co. Ltd. *                         210
    8,500       PT Bank Dagang Nasional Indonesia                           7
  127,500       PT Darya-Varia Laboratoria                                209
    3,000       PT HM Sampoerna                                            30
  110,000       PT Jaya Real Property                                     270
  130,000       PT Matahari Putra Prima                                   241
                                                                      -------
                                                                          967
                                                                      -------

               Israel (1.1%)
   14,500      Koor Industries Ltd. ADS *                                 263
                                                                      -------

               Korea (3.3%)
    7,500      Korea Electric Power Corp. ADS                             328
    8,400      LG Chemical Ltd. *                                         175
      350      Samsung Electronics Co., Ltd. *                             66
    2,500      Samsung Electronics Co., Ltd. GDR *                        149
    1,333      Samsung Electronics Co., Ltd. GDR (New) *                   71
                                                                      -------
                                                                          789
                                                                      -------

               Malaysia (3.1%)
  100,000      Hong Leong Bank BHD                                        258
  100,000      IOI Properties BHD                                         219
   30,375      Malaysian Assurance Alliance BHD                           120
   49,000      Tanjong plc                                                141
                                                                      -------
                                                                          738
                                                                      -------

               Mexico (5.6%)
   17,900      Desc, Soceidad de Fomento Industrial,
                 S.A. de C.V. ADS*                                        237
  800,000      Grupo Financiero Bancomer "B" *                            221
   25,000      Grupo Simec, S.A. de C.V. ADS *                            169
  525,000      Grupo Situr S.A. "B" *                                     169
   13,000      Grupo Televisa, S.A. de C.V. ADS                           281
    7,500      Panamerican Beverages, Inc. "A"                            242
                                                                      -------
                                                                        1,319
                                                                      -------

               Netherlands (0.5%)
    4,200      Ceteco Holding NV                                          119
                                                                      -------

               Pakistan (1.6%)
    5,000      Pakistan Telecommunication Co. Ltd. GDR                    390
                                                                      -------

               Peru (2.5%)
   33,884      Compania de Minas Buenaventura S.A.                        190
  390,000      Compania Nacional De Cerveza S.A. *                        196
   30,000      Minsur S.A.                                                212
                                                                      -------
                                                                          598
                                                                      -------

               Philippines (4.6%)
1,512,000      Filinvest Land, Inc. *                                     404
  239,000      Petron Corp. GDS                                           110
   38,900      Philippine Commercial International Bank                   327
  576,000      Universal Robina Corp.                                     242
                                                                      -------
                                                                        1,083
                                                                      -------

               Poland (4.5%)
   22,000      Debica S.A.                                                360
   75,000      Elektrim S.A.                                              247
   37,300      Polifarb-Cieszyn S.A.                                      149
   38,000      Rafako *                                                   315
                                                                      -------
                                                                        1,071
                                                                      -------

               Portugal (1.1%)
    3,713      Portugal Telecom, S.A. *                                    68
   11,000      Portugal Telecom, S.A. ADS *                               206
                                                                      -------
                                                                          274
                                                                      -------
               Russia (1.6%)
   40,000      Sun Brewing Ltd. GDR *                                     380
                                                                      -------

               Singapore (4.9%)
  250,000      Genting International plc                                  410
   22,000      Keppel Corp. Ltd.                                          181
   35,000      Overseas Union Bank Ltd.                                   222
  180,000      Wing Tai Holdings, Ltd.                                    348
                                                                      -------
                                                                        1,161
                                                                      -------

               South Africa (4.9%)
  127,742      Iscor Ltd. S.A.                                            115
    7,738      Murray and Roberts Holdings Ltd.                            51
   18,900      Nedcor Ltd. GDR *                                          307
    4,700      Nedcor Ltd. Warrants *                                      23
   50,000      Vaal Reefs Exploration & Mining Ltd. ADR                   328
   11,000      Western Deep Levels Ltd. ADR                               346
                                                                      -------
                                                                        1,170
                                                                      -------

               Taiwan (2.5%)
   30,000      Acer, Inc. *                                               390
   12,000      China Steel Corp. GDS                                      195
                                                                      -------
                                                                          585
                                                                      -------

               Thailand (4.3%)
   13,200      Finance One Public Co.                                      82
   45,000      Property Perfect Plc                                       233
  120,000      Sahaviriya Steel Industries Public Co., Ltd.*              147
  130,400      Thai Theparos Food                                         430
   22,000      TPI Polene Public Co., Ltd.                                122
                                                                      -------
                                                                        1,014
                                                                      -------

               Turkey (2.8%)
  300,000      Erciyas Biracilik ve Malt Sanayi A.S.                      158
2,000,000      Eregli Demir Ve Celik Fabrikalari T.A.S.                   180
   86,000      Olmuksa Mukavva Sanayi Ve Ticaret A.S.                      21
   87,000      Sarkuysan Elektrolitik Bakir S.A.                           14
5,000,000      Yapi Ve Kredi Bankasi A.S.                                 300
                                                                      -------
                                                                          673
                                                                      -------

               Venezuela (0.9%)
   60,000      Corimon C A S A C A ADS *                                  225
                                                                      -------

               Zimbabwe (1.9%)
  455,000      Reunion Mining plc *                                       455
                                                                      -------
               Other Holdings (2.2%)
   48,000      Foreign & Colonial Emerging Middle East Fund*              516
                                                                      -------
               Total common stocks (cost: $20,540)                     19,605
                                                                      -------

                             Preferred Stocks (7.0%)
               Brazil
  8,487,816    Bradesco PN                                                 74
    813,793    Brahma (Cia Cervejaria) PN                                 321
 15,040,000    Companhia Energetica de Minas Gerais(Cemig)                333
    950,000    Coteminas PN                                               307
  5,000,000    Telebras PN                                                246
  1,260,000    Telesp Telephone Sao Paulo                                 219
180,000,000    Usinas Siderurgicas de Minas Gerais S.A.                   160
                                                                      -------

               Total preferred stocks (cost: $1,517)                    1,660
                                                                      -------


                         U.S. Government & Agency Issues (12.7%)
 Principal
  Amount                                 Coupon
  (000)                                   Rate        Maturity
 ---------                               ------       --------
               Discount Note
$  3,015       Federal Home Loan Mortgage
                 Corp. (cost:$3,015)      5.80%       12/01/95          3,015
                                                                      -------

               Total investments (cost: $25,072)                      $24,280
                                                                      =======

*Non-income producing.


                PORTFOLIO SUMMARY BY INDUSTRY
                -----------------------------
     U.S. Government & Agency Issues        12.7%
     Banks                                  10.7
     Real Estate                             6.8
     Telecommunications                      4.8
     Beverages - Alcoholic                   4.4
     Steel                                   4.1
     Engineering & Construction              4.0
     Electric Power                          3.9
     Metals - Miscellaneous                  3.6
     Auto Parts                              3.5
     Building Materials Group                3.0
     Conglomerates                           3.0
     Gold Mining                             2.8
     Foods                                   2.8
     Electronics                             2.6
     Gaming Companies                        2.3
     Closed End Funds                        2.2
     Textiles                                2.1
     Home Furnishings & Appliances           2.1
     Oil                                     2.0
     Homebuilding                            1.9
     Brokerage Firms                         1.8
     Transportation - Miscellaneous          1.8
     Computer Systems                        1.6
     Retail                                  1.5
     Automobiles                             1.5
     Manufacturing - Diversified Industries  1.4
     Machinery - Diversified                 1.3
     Chemicals                               1.3
     Broadcasters                            1.2
     Beverages - Soft Drinks                 1.0
     Other                                   2.6
                                           -----
                                           102.3%
                                           =====

Emerging Markets Fund
Notes to Portfolio of Investments in Securities

November 30, 1995
(Unaudited)

General Notes

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Specific Notes

(a) Illiquid securities valued using methods determined by the Manager under the general supervision of the Board of Trustees. At November 30, 1995, these securities represented 3.7% of the Fund's net assets.

See accompanying notes to financial statements.

Emerging Markets Fund
Statement of Operations
(In Thousands)

Six-month period ended November 30, 1995
(Unaudited)

Net investment income:
     Income (net of foreign taxes withheld of $10):
          Dividends                                              $    154
          Interest                                                     39
                                                                 --------
               Total income                                           193
                                                                 --------
     Expenses:
          Management fees                                             121
          Transfer agent's fees                                        57
          Custodian's fees                                             50
          Postage                                                       5
          Shareholder reporting fees                                    4
          Trustees' fees                                                1
          Registration fees                                            23
          Audit fees                                                   14
          Legal fees                                                    6
          Other                                                        11
                                                                 --------
               Total expenses                                         292
                                                                 --------

                    Net investment loss                               (99)
                                                                 --------
Net realized and unrealized loss on investments and foreign
  currency:
     Net realized gain (loss) on:
          Investments                                                 831
          Foreign currency transactions                                (3)
     Change in net unrealized appreciation/depreciation of
       investments                                                 (1,968)
                                                                 --------
                    Net realized and unrealized loss               (1,140)
                                                                 --------
Decrease in net assets resulting from operations                 $ (1,239)
                                                                 ========

See accompanying notes to financial statements.

Emerging Markets Fund
Statements of Changes in Net Assets
(In Thousands)

Six-month period ended November 30, 1995 and Seven-month period ended May 31, 1995*
(Unaudited)

                                                         11/30/95       5/31/95
From operations:
     Net investment income (loss)                       $    (99)       $     43
     Net realized gain on investments                        831               1
     Net realized loss on foreign currency transactions       (3)           (15)
     Change in net unrealized appreciation/depreciation of
            investments                                   (1,968)          1,176
                                                         -------         -------
          Increase (decrease) in net assets resulting from
              operations                                  (1,239)          1,205
                                                         -------         -------

Distributions to shareholders from:
          Net realized gains                                (541)            _
                                                         -------         -------

From capital share transactions:
     Shares sold                                          16,138          25,967
     Shares issued for dividends reinvested                  473            _
     Shares redeemed                                     (14,019)         (4,258)
                                                         -------         -------

          Increase in net assets from capital share
                       transactions                        2,592          21,709
                                                         -------         -------
Net increase in net assets                                   812          22,914
Net assets:
     Beginning of period                                  22,914            _
                                                         -------         -------
     End of period                                      $ 23,726        $ 22,914
                                                         =======         =======


Accumulated net investment income (loss)
           included in net assets:
     Beginning of period                                $     28        $   _
                                                         =======         =======

     End of period                                      $    (74)       $     28
                                                         =======         =======

Change in shares outstanding:
     Shares sold                                           1,632           2,812
     Shares issued for dividends reinvested                   54            _
     Shares redeemed                                      (1,410)           (468)
                                                         -------         -------
          Increase in shares outstanding                     276           2,344
                                                         =======         =======

* Fund commenced operations November 7, 1994.

See accompanying notes to financial statements.

Emerging Markets Fund
Notes to Financial Statements
(In Thousands)

November 30, 1995
(Unaudited)

(1) Summary of Significant Accounting Policies

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the Emerging Markets Fund (the Fund). The Fund's investment objective is capital appreciation.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the latest bid price is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. The Fund concentrates its investments in securities of companies in emerging market countries and therefore may be exposed to more risk than portfolios with a broader geographical diversification.

D. Foreign currency translations - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

(2) Line of Credit

The Fund participates with other USAA funds in a joint $150 million short-term revolving loan agreement (the Agreement) through January 15, 1996, for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Subject to availability under this Agreement, the Fund may borrow up to 10% of the market value of its assets at the time of such borrowing. Borrowings under this Agreement will bear interest at .125% over the Federal Funds Rate as published by the Federal Reserve Bank of New York or at .125% over the London Interbank Offered Rate. The Fund had no borrowings under this Agreement during the six-month period ended November 30, 1995.

(3)  Distributions

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year.

(4)  Investment Transactions

Purchases and sales of securities, excluding short-term securities, for the six-month period ended November 30, 1995 were $10,602 and $10,561, respectively.

Gross unrealized appreciation and depreciation of investments as of November 30, 1995 was $1,601 and $2,393, respectively.

(5) Foreign Currency Contracts

A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At November 30, 1995, the terms of open foreign currency contracts were as follows:

                                 U.S. Dollar                        U.S. Dollar
                                   Value                              Value
Exchange      Currency to be       as of        Currency to be        as of
 Date            Delivered       11/30/95          Received          11/30/95

12/01/95     21 U.S. Dollar         $ 21    1,116,179 Turkish Lira     $ 20
12/01/95     14 U.S. Dollar           14      744,341 Turkish Lira       14
12/01/95    250 U.S. Dollar          250   13,518,975 Turkish Lira      246
12/01/95 140,281 Indonesian Rupiah    62           61 U.S. Dollar        61
12/04/95      6 U.S. Dollar            6   14,397 Indonesian Rupiah       6
                                    ----                               ----
                                    $353                               $347
                                    ====                               ====


(6) Transactions with Manager

A. Management fees - The investment policy of the Fund and the management of the Fund's portfolio is carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at 1% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Trust has an agreement with the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other remuneration for such services.

(7) Transactions with Affiliates

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At November 30, 1995, the Association and its affiliates owned 303 shares (11.6%) of the Fund.

(8) Financial Highlights

Per share operating performance for a share outstanding throughout each period is as follows:
                                           Six-month             Seven-month
                                          Period ended           Period ended
                                          November 30,              May 31,
                                              1995                  1995 *
                                              ----                  ----

Net asset value at beginning of period      $    9.77            $    10.00
Net investment income (loss)                     (.04)(b)             .03(b)
Net realized and unrealized loss                 (.45)               (.26)
Distributions of realized capital gains          (.22)                 _
                                            ---------            --------
Net asset value at end of period            $    9.06            $   9.77
                                            =========            ========

Total return (%)**                              (4.95)              (2.30)
Net assets at end of period (000)           $  23,726            $ 22,914
Ratio of expenses to average net assets (%)      2.40(a)             2.50(a)(c)
Ratio of net investment income to average
   net assets (%)                                (.81)(a)             .53(a)(c)
Portfolio turnover (%)                          45.98               34.87
Average commission rate paid per share         .0028

*   Fund commenced operations November 7, 1994.

** Assumes reinvestment of all capital gain distributions during the period.

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(b)  Calculated using weighted average shares.

(c) The information contained in the above table is based on actual expenses for the period, after giving effect to reimbursement of expenses by the Manager. Absent such reimbursement the Fund's ratios would have been:
                                                        Seven-month
                                                       Period ended
                                                          May 31,
                                                           1995*
                                                           ----

Ratio of expenses to average net assets (%)                2.60(a)
Ratio of net investment income to average net assets (%)    .43(a)